UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2012

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, OK		73134
(Address of principal executive offices)		(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

On December 17, 2012, Gulfport Energy Corporation (“Gulfport”) entered into a purchase and sale agreement (the “PSA”), with Windsor Ohio, LLC (“Windsor Ohio”), which is an affiliate of Wexford Capital LP, pursuant to which Windsor Ohio has agreed to sell, assign, transfer and convey to Gulfport approximately 30,000 net acres representing 50% of its right, title and interest in and to certain leasehold interests in the Utica Shale in Eastern Ohio, other than 14 existing wells, along with certain acreage surrounding each well, which are excluded assets (the “Acquisition”). The purchase price is approximately $302.0 million, subject to certain adjustments. Gulfport acquired its initial acreage in February 2011 and has subsequently acquired additional acreage in the area. Windsor Ohio participated with Gulfport in the acquisition of these leases and Gulfport is now acquiring an additional approximately 22.5% interest in these leases, increasing its working interest in the acreage to 72.5%. All of the acreage included in this transaction is currently nonproducing and Gulfport is the operator of all of this acreage, subject to existing development and operating agreements between the parties.

Pending completion of title review after the closing, approximately $43.8 million of the purchase price will be placed in an escrow account. The escrow account will terminate on April 30, 2013 and the escrow amount will be distributed to either Gulfport or Windsor Ohio based on any title benefits or title defects resulting from the title review. Pursuant to the PSA, Gulfport and Windsor Ohio have agreed to indemnify each other, Gulfport’s respective affiliates and their respective officers, directors, employees and agents from and against all losses that such indemnified parties incur arising from any breach of representations, warranties or covenants in the PSA and certain other matters. The transaction was approved by a special committee of Gulfport’s board of directors, who engaged independent counsel and financial advisors to assist with their review. The closing is subject to the satisfaction of a number of conditions, including the closing of this offering on terms reasonably satisfactory to Gulfport.

The preceding summary of the PSA is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On December 17, 2012, Gulfport issued a press release announcing the pending Acquisition and providing an operational update. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on December 17, 2012, Gulfport issued a press release announcing the commencement of its underwritten public offering of 9,000,000 shares of its common stock, subject to market and other conditions. The underwriters will have an option to purchase up to an additional 1,350,000 shares from Gulfport solely to cover over-allotments. Gulfport intends to use the net proceeds from this offering, together with the net proceeds from a possible private offering of high yield notes, to fund its pending Acquisition discussed in Item 1.01 above and for general corporate purposes, which may include expenditures associated with Gulfport’s 2013 drilling programs. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On December 18, 2012, Gulfport issued a press release announcing that it proposes to offer, subject to market conditions and other factors, $50.0 million of its 7.750% senior notes due 2020 in a private placement. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Gulfport previously reported that on October 11, 2012, Gulfport completed the contribution of all of its oil and gas interests in the Permian Basin to Diamondback Energy, Inc. (“Diamondback”) in connection with Diamondback’s initial public offering (the “Diamondback IPO”). At the closing of the Contribution, Diamondback issued to Gulfport (i) 7,914,036 shares of Diamondback common stock and (ii) a promissory note for $63.6 million, which was paid to Gulfport at the closing of the Diamondback IPO on October 17, 2012. This aggregate consideration is subject to a post-closing cash adjustment based on changes in the working capital, long-term debt and other items of Windsor Permian LLC (“Windsor Permian”), a wholly-owned subsidiary of Diamondback, referred to in the contribution agreement previously filed by Gulfport as of the date of the Contribution.

In connection with the completion of the Contribution, Gulfport provided certain pro forma financial information as of and for the year ended December 31, 2011 and as of and for the six months ended June 30, 2012 illustrating the effect of the Contribution. Such pro forma financial information was included as Item 9.01 of Gulfport’s Current Report on Form 8-K filed with the Commission on October 17, 2012. Such pro forma financial information also illustrated the effect of the senior note offering completed by Gulfport on October 17, 2012. In this Current Report on Form 8-K, Gulfport is updating such pro forma information as of and for the nine months ended September 30, 2012, since both the Contribution and the senior note offering were completed after September 30, 2012. Such updated pro forma financial information is included as Item 9.01 in this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(b) Pro Forma Financial Information.

GULFPORT ENERGY CORPORATION

Introduction to the Unaudited Pro Forma Financial Statements

The following unaudited pro forma financial information is presented to illustrate the effect of Gulfport Energy Corporation’s (the “Company”) (1) contribution of its oil and gas interests in the Permian Basin to Diamondback Energy, Inc. (“Diamondback”) in connection with Diamondback’s initial public offering (the “Diamondback IPO”) in exchange for (i) shares of common stock representing 35% of Diamondback’s outstanding common stock immediately prior to the closing of the Diamondback IPO and (ii) $63,590,050 in the form of a non-interest bearing promissory note to be repaid in full upon the closing of the Diamondback IPO and (2) the offering of $250 million aggregate principal amount of senior notes (the “note”) on Gulfport’s historical financial position and operating results. The aggregate consideration paid on the Diamondback contribution is subject to a post-closing cash adjustment for which an estimate is not currently available. The unaudited pro forma balance sheet as of September 30, 2012 is based on the historical statements of the Company as of September 30, 2012 after giving effect to the transactions as if they had occurred on September 30, 2012. The unaudited pro forma statements of operations for the nine months ended September 30, 2012 and the fiscal year ended December 31, 2011 are based on the historical financial statements of the Company for such periods after giving effect to the transactions as if they had occurred on January 1, 2011. The unaudited pro forma financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto included in the Company’s reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not represent what the actual results of operations or the financial position of the Company would have been had the transactions occurred on the respective dates assumed, nor is it indicative of the Company’s future operating results or financial position. The pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

At September 30, 2012

		Diamondback		Senior Note
		Contribution		Offering
	As Reported	Adjustments		Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$12,280,000	$63,590,000	(1)	97,835,000	(7)	$173,705,000
Accounts receivable - oil and gas	24,820,000	—		—		24,820,000
Accounts receivable - related parties	10,915,000	—		—		10,915,000
Prepaid expenses and other current assets	2,788,000	—		—		2,788,000
Short-term derivative instruments	808,000	—		—		808,000

Total current assets	51,611,000	63,590,000		97,835,000		213,036,000

Property and equipment:
Oil and natural gas properties, full-cost accounting, $234,630,000 and $213,824,000 excluded from amortization as reported and pro forma as adjusted, respectively	1,342,715,000	(212,903,000	) (2), (3)	—		1,129,812,000
Other property and equipment	8,623,000	—		—		8,623,000
Accumulated depletion, depreciation, amortization and impairment	(645,560,000)	—		—		(645,560,000)

Property and equipment, net	705,778,000	(212,903,000)		—		492,875,000

Other assets
Equity investments	206,690,000	138,515,000	(4)	—		345,205,000
Other assets	5,530,000	—		7,500,000	(8)	13,030,000

Total other assets	212,220,000	138,515,000		7,500,000		358,235,000

Deferred tax asset	1,000,000	—		—		1,000,000

Total assets	$970,609,000	$(10,798,000)		$105,335,000		$1,065,146,000

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$107,058,000	$—		—		$107,058,000
Asset retirement obligation - current	60,000	—		—		60,000
Short-term derivative instruments	8,816,000	—		—		8,816,000
Current maturities of long-term debt	147,000	—		—		147,000

Total current liabilities	116,081,000	—		—		116,081,000

Long-term derivative instruments	1,523,000	—		—		1,523,000
Asset retirement obligation - long-term	13,831,000	(1,268,000	) (3)	—		12,563,000
Deferred tax liability	15,514,000	(3,336,000	) (5)	—		12,178,000
Long-term debt, net of current maturities	143,033,000	—		105,335,000	(9)	248,368,000

Total liabilities	289,982,000	(4,604,000)		105,335,000		390,713,000

Commitments and contingencies
Preferred stock, $.01 par value; 5,000,000 authorized, 30,000 authorized as redeemable 12% cumulative preferred stock, Series A; 0 issued and outstanding	—	—		—		—
Stockholders’ equity:
Common stock - $.01 par value, 100,000,000 authorized, 55,717,702 issued and outstanding in 2012	557,000	—		—		557,000
Paid-in capital	608,010,000	—		—		608,010,000
Accumulated other comprehensive income (loss)	(4,975,000)	—		—		(4,975,000)
Retained earnings (accumulated deficit)	77,035,000	(6,194,000	) (5), (6)	—		70,841,000

Total stockholders’ equity	680,627,000	(6,194,000)		—		674,433,000

Total liabilities and stockholders’ equity	$970,609,000	$(10,798,000)		$105,335,000		$1,065,146,000

Notes:

(1)	To adjust cash for the repayment of the non-interest bearing promissory note by Diamondback upon the closing of the Diamondback IPO.
(2)	To adjust for the oil and gas properties contributed to Diamondback.
(3)	To eliminate the non-current portion of asset retirement obligation related to assets contributed to Diamondback.
(4)	To adjust for the equity investment in Diamondback the Company will receive upon closing of the Diamondback IPO.
(5)	To adjust for tax effects of transactions.
(6)	Loss on contribution of assets to Diamondback.
(7)	To adjust cash for the estimated receipt of proceeds from the issuance of notes, net of assumed repayment of outstanding indebtedness under the Company’s revolving credit facility and estimated issuance costs.
(8)	To adjust for estimated deferred issuance costs.
(9)	To adjust long-term debt, net of current maturities for the issuance of notes, net of discount, and the assumed repayment of outstanding indebtedness under the Company’s revolving credit facility.

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2012

		Diamondback		Senior Note
	Gulfport	Contribution		Offering
	Historical	Adjustments		Adjustments		Pro Forma
Revenues:
Oil and condensate sales	$187,633,000	$(18,156,000)	(1)	$—		$169,477,000
Gas sales	2,127,000	(719,000)	(1)	—		1,408,000
Natural gas liquids sales	2,374,000	(2,342,000)	(1)	—		32,000
Other income	189,000	—		—		189,000

	192,323,000	(21,217,000)		—		171,106,000

Costs and expenses:
Lease operating expenses	18,201,000	(6,359,000)	(1)	—		11,842,000
Production taxes	22,411,000	(1,119,000)	(1)	—		21,292,000
Depreciation, depletion, and amortization	70,424,000	14,870,000	(2)	—		85,294,000
General and administrative	9,370,000			—		9,370,000
Accretion expense	529,000	(31,000)	(3)	—		498,000

	120,935,000	7,361,000		—		128,296,000

INCOME FROM OPERATIONS:	71,388,000	(28,578,000)		—		42,810,000

OTHER (INCOME) EXPENSE:
Interest expense	1,630,000	—		14,148,000	(6)	15,778,000
Interest income	(37,000)	—		—		(37,000)
Loss from equity method investments	1,793,000	(4,644,000)	(4)	—		(2,851,000)

	3,386,000	(4,644,000)		14,148,000		12,890,000

INCOME BEFORE INCOME TAXES	68,002,000	(23,934,000)		(14,148,000)		29,920,000
INCOME TAX EXPENSE (BENEFIT)	15,514,000	(8,377,000)	(5)	(4,952,000)	(5)	2,185,000

NET INCOME	$52,488,000	$(15,557,000)		$(9,196,000)		$27,735,000

NET INCOME PER COMMON SHARE:
Basic	$0.94					$0.50

Diluted	$0.93					$0.49

Weighted average common shares outstanding - Basic	55,658,507					55,658,507
Weighted average common shares outstanding - Diluted	56,174,581					56,174,581

Notes:

(1)	To eliminate the revenues and direct operating expense for the assets contributed.
(2)	To adjust historical depletion expense associated with oil and gas properties contributed.
(3)	To eliminate historical accretion expense associated with the oil and gas properties contributed.
(4)	To adjust for the income from equity method investment for the Company’s estimated share of Diamondback’s net income based on Diamondback’s pro forma condensed consolidated statement of operations for the nine months ended September 30, 2012.
(5)	To adjust for tax effects of transactions.
(6)	To adjust interest expense for issuance of notes and amortization of estimated deferred issuance costs and to eliminate historical interest on the Company’s revolving credit facility.

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

		Diamondback		Senior Note
	Gulfport	Contribution		Offering
	Historical	Adjustments		Adjustments		Pro Forma
Revenues:
Oil and condensate sales	$222,025,000	$(18,932,000)	(1)	$—		$203,093,000
Gas sales	3,838,000	(1,070,000)	(1)	—		2,768,000
Natural gas liquids sales	3,090,000	(3,050,000)	(1)	—		40,000
Other income	301,000	—		—		301,000

	229,254,000	(23,052,000)		—		206,202,000

Costs and expenses:
Lease operating expenses	20,897,000	(5,484,000)	(1)	—		15,413,000
Production taxes	26,333,000	(1,276,000)	(1)	—		25,057,000
Depreciation, depletion, and amortization	62,320,000	8,673,000	(2)	—		70,993,000
General and administrative	8,074,000	—		—		8,074,000
Accretion expense	666,000	(32,000)	(3)	—		634,000

	118,290,000	1,881,000		—		120,171,000

INCOME FROM OPERATIONS:	110,964,000	(24,933,000)		—		86,031,000

OTHER (INCOME) EXPENSE:
Interest expense	1,400,000	—		19,613,000	(5)	21,013,000
Interest income	(186,000)	—		—		(186,000)
Loss from equity method investments	1,418,000	(1,128,000)	(4)	—		290,000

	2,632,000	(1,128,000)	-	19,613,000		21,117,000

INCOME BEFORE INCOME TAXES	108,332,000	(23,805,000)	-	(19,613,000)		64,914,000
INCOME TAX EXPENSE (BENEFIT)	(90,000)	—		—		(90,000)

NET INCOME	$108,422,000	$(23,805,000)		$(19,613,000)		$65,004,000

NET INCOME PER COMMON SHARE:
Basic	$2.22					$1.33

Diluted	$2.20					$1.32

Weighted average common shares outstanding - Basic	48,754,840					48,754,840
Weighted average common shares outstanding - Diluted	49,206,963					49,206,963

Notes:

(1)	To eliminate the revenues and direct operating expense for the assets contributed.
(2)	To adjust historical depletion expense associated with oil and gas properties contributed.
(3)	To eliminate historical accretion expense associated with the oil and gas properties contributed.
(4)	To adjust for the income from equity method investment for the Company’s estimated share of Diamondback’s net income based on Diamondback’s pro forma condensed consolidated statement of operations for the year ended December 31, 2011.
(5)	To adjust interest expense for issuance of notes and amortization of estimated deferred issuance costs and to eliminate historical interest on the Company’s revolving credit facility.

Unaudited Pro Forma Financial Statements of Gulfport giving effect to (a) Gulfport’s contribution of its Permian Basin oil and gas interests to Diamondback in connection with the Diamondback IPO completed on October 11, 2012 and (b) the senior note offering completed on October 17, 2012.

(d) Exhibits.

Number	Exhibit

2.1*	Purchase and Sale Agreement, dated December 17, 2012, by and between Windsor Ohio LLC, as seller, and Gulfport Energy Corporation, as purchaser.

99.1	Press release dated December 17, 2012 entitled “Gulfport Energy Announces Proposed Acquisition of Additional Utica Acreage and Provides Operational Update.”

99.2	Press release dated December 17, 2012 entitled “Gulfport Energy Launches Common Stock Offering.”

99.3	Press release dated December 18, 2012 entitled “Gulfport Energy Corporation Launches Proposed $50.0 Million Tack on Offering of Senior Notes.”

*The schedules (or similar attachments) referenced in this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule (or similar attachment) will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: December 18, 2012	By:	/s/ MICHAEL G. MOORE
Michael G. Moore Chief Financial Officer

Exhibit Index

Number	Exhibit

2.1	Purchase and Sale Agreement, dated December 17, 2012, by and between Windsor Ohio LLC, as seller, and Gulfport Energy Corporation, as purchaser.

99.1	Press release dated December 17, 2012 entitled “Gulfport Energy Announces Proposed Acquisition of Additional Utica Acreage and Provides Operational Update.”

99.2	Press release dated December 17, 2012 entitled “Gulfport Energy Launches Common Stock Offering.”

99.3	Press release dated December 18, 2012 entitled “Gulfport Energy Corporation Launches Proposed $50.0 Million Tack on Offering of Senior Notes.”

*	The schedules (or similar attachments) referenced in this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule (or similar attachment) will be furnished supplementally to the Securities and Exchange Commission upon request.